Exhibit 10.6

County Hillsborough                                             SHOP/SUITE NO. B


                              SHOPPING CENTER LEASE

         THIS LEASE, made as of this 14th day of June, 19 2002 , by and between TAMPA ASSOCIATES, A Georgia Partnership , herein called "Landlord" and RESOLVE STAFFING, INC., herein called "Tenant".

                                   WITNESSETH:

In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be observed and performed, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, those certain ~remises (herein called the "Premises") consisting of a space having measurements of approximately 30 feet in width and 35 +/- feet in depth, totaling 1,056 square feet, as designated on the plan attached hereto as Exhibit "A" now or hereafter constructed in the Venture Business ParI< Shopping Center ( the "Shopping Center") located at 105 North Falkenburg Rd. , Tampa, FL 33619 , for the term and upon the conditions and agreements hereinafter set forth, and landlord and Tenant hereby agree as follows:

                                 ARTICLE I: TERM


1.01 COMMENCEMENT AND EXPIRATION DATES OF TERM.

Commencement Date: July 8, 2002 Expiration Date: June 30, 2005

The term of this lease and Tenant's obligation to pay rent hereunder shall commence on that date (the "commencement date") which is the earlier of (a) 5 days after the date landlord notifies Tenant in writing that the Premises are ready for occupancy, or (b) the date upon which Tenant opens the Premises for business to the public; and shall end, unless sooner terminated in accordance with the provisions hereinafter contained, on the last day of the third consecutive full lease year (as hereinafter defined).

Landlord shall be deemed to have delivered written notification that premises are ready for occupancy upon delivery to Tenant of Certificate of Occupancy, or equivalent, issued by appropriate governmental authorities. landlord and Tenant each agree that at the request of either they will, following the Rental Commencement Date, execute and deliver a recordable Short Form lease in a generally accepted form containing the basic provisions of this lease, acknowledging that Tenant has accepted possession and that lease is operative, and reciting the Rental Commencement Date and Termination Date of this lease.

1.02 LEASE YEAR DEFINED

The term "lease year" as used herein shall mean a period of twelve (12) consecutive full calendar months. The first lease year shall consist of twelve
(12) consecutive full calendar months plus the partial month, if any, beginning on the commencement date hereof. Each succeeding lease year shall commence upon the anniversary date of the first full lease month.

1.03 FAILURE OF TENANT TO OPEN

In the event landlord notifies Tenant in writing that the Premises are ready for occupancy as herein defined, and Tenant fails to take possession and open the Premises for business, fully fixtured, stocked and staffed within 60 days, then landlord shall have, in addition to any and all remedies hereinafter provided, the right to immediately cancel and terminate this lease.

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1.04 QUIET ENJOYMENT.

Upon Tenant's paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all of the provisions of this lease.


                                ARTICLE II: RENT


2.01 MINIMUM RENT.

Tenant agrees to pay Landlord at the office of Landlord, or at such other place designated by Owner, without any prior demand therefore and without any deduction or set-off whatsoever, and as fixed minimum rent:

(a) The sum of $ 1,106.00 * in advance upon the first day of each calendar month of the first lease year through the third lease year inclusive;

(b) The sum of $____ in advance upon the first day of each calendar month of the lease year through the _______ lease year inclusive;

If the term shall commence upon a day other than the first day of a calendar month, then Tenant shall pay, upon the commencement date of the term a pro-rata portion of the fixed monthly rent described in the foregoing clause (a) prorated on a per diem basis with respect to the fractional calendar month preceding the commencement of the first lease year hereof.

* Plus appropriate Florida Sales/Excise Tax that may apply from time to time. (currently 7%) Rent includes a $ 138/month for reimbursement of $5,000.00 in Tenant Improvements.

2.02 INCREASED TAXES.

Landlord will pay in the first instance all real property taxes and assessments which ma)' be levied or assessed by any lawful authority against the land and improvements in the entire Shopping Center. If the amount of such real property taxes and assessments shall exceed in any lease year the amount of such taxes for the first full tax year, or the Tenant's base year if the center is established, Tenant shall pay that portion of such excess equal to the product obtained by multiplying such excess by a fraction, the numerator of which shall be the square foot area of the Premises, and the denominator of which shall be the square foot area of all buildings located in the Shopping Center. The term "first full tax year" shall mean the lease year in which the building of which the Premises form a part shall have been assessed as completed. The tax year of any lawful authority commencing during any lease year shall be deemed to correspond to such lease year. The additional rent provided for in this Section
2.02 shall be paid by Tenant on the first rental payment date next following demand therefore by Landlord. A tax bill submitted by Landlord to Tenant shall constitute sufficient evidence of the amount of taxes assessed or levied against the property to which such bill relates. Tenant's base tax year is 2002 .

2.03 ADDITIONAL RENT.

Tenant shall pay, as additional rent any money required to be paid pursuant to this Article I" and all sums of money or charges required to be paid by Tenant under this lease, whether or not the same be specifically designated "additional rent". If such amounts and charges are not paid at the time provided in this lease, they shall nevertheless, if not paid when due, be collectible as additional rent with the next installment of rent thereafter becoming due hereunder, but nothing contained herein shall be deemed to suspend or delay the payment of any amount of money or charge at the time same becomes due and payable hereunder, or limit any other remedy of Landlord hereunder.

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2.04 PAST DUE RENT AND ADDITIONAL RENT.

If Tenant shall fail to pay, when the same is due and payable, any rent or any additional rent, or amounts or charges of the nature described in Section 2.03hereof, such unpaid amounts shall bear a penalty of five percent (5.0%) if not paid within fifteen (15) days of the date first due.

2.05 SECURITY DEPOSIT.

Tenant, concurrently with the execution of this lease, has deposited with Landlord the sum of $ $968.00 (the "Security Deposit") as security for the full and faithful performance of every provision of this lease to be performed by Tenant. If Tenant defaults with respect to any provision of this lease, including but not limited to the provisions relating to the payment of rent, Landlord may use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, depose cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this lease. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform each provision of this lease to be performed by it, the Security Deposit or any unused balance thereof shall be returned to Tenant at the expiration of the lease term and upon Tenant's vacation of the Premises.


                          ARTICLE III: OPTION TO RENEW


If in good-standing and not in default, Tenant shall have and it is hereby given the privilege of 2 successive renewal(s) of this Lease, said renewal(s) to be upon and under the same terms and conditions as are herein set forth with respect to the original Lease Term, for the term(s) and at a minimum rental as follows:


If the Tenant shall desire to exercise any such option to renew for an additional period, it shall give written notice to Landlord at least ninety (90) days prior to the commencement of the renewal period.


                            ARTICLE IV: COMMON AREAS


4.01 USE OF COMMON AREAS.

The use and occupancy by Tenant of the Premises shall include the use in common with others entitled thereto of the common areas employee parking areas, service roads,. loading facilities, sidewalks and customer parking areas within the Shopping Center, together with such other facilities ,as may be designated from time to time by Landlord, all of the foregoing being sometimes hereinafter collectively referred to as the common areas ; provided, however, that the use of the common areas by Tenant shall be subject to the regulations for the use thereof as may be prescribed by Landlord from time to time during the term hereof.

4.02 LICENSE.

A!I common areas and facilities not within the Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and If the amount or type of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall diminution of such areas be deemed constructive or actual eviction.

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                           ARTICLE V - USE OF PREMISES


Tenant shall use and occupy the Premises for the purpose of operating a General Office and shall not use or occupy the Premises or permit the same to be used for any other purpose. Tenant agrees to maintain business hours in keeping with guidelines established by the Merchant's Association,(as hereinafter provided), or if none have been established, then in keeping with similar stores or businesses in the community in which the Shopping Center is located. Tenant further agrees that it will use the Premises insuch a manner so as not to interfere with or infringe on the rights of other Tenants in the Shopping Center. Tenant shall not use or occupy the Premises in violation of any law, ordinance, regulation or other applicable governmental directives, or of the certificate of occupancy issued for the building of which the Premises are a part, and shall, upon five (5) days written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be in violation of any law, ordinance, regulation or directive or of said certificate of occupancy. Tenant shall be in continuous use and occupancy of the Premises and shall not vacate or abandon the same for more than sixty (60) consecutive days at any time during the term of this lease or any ex-tension or renewal thereof.


          ARTICLE VI: CONSTRUCTION, ALTERATION, REPAIR AND MAINTENANCE


6.01 PREPARATION OF PREMISES.

Landlord shall, at its own cost and expense, construct the Premises for Tenant's use and occupancy in accordance with plans and specifications prepared by Tenant or Tenant's architect, incorporating in such construction all items or work described as Landlord responsibility in Exhibit "8" attached hereto. All non-standard or special installations requested by Tenant and described in said Exhibit "8", shall, at the option of Landlord, be performed by Landlord, but at Tenant's sole cost and expense. The cost of all such non-standard or special installations shall be paid by Tenant to Landlord in cash on the first rental payment date as set forth in Section 2.01 hereof.

Cost and color of paint, carpet and tile to be agreed to by both parties. Also includes a twenty inch counter with a door. Storage shelves will be built into the base of the counter.

6.02 ALTERATIONS.

Tenant shall have the right, at any time during the term hereof, without the written consent of Landlord but upon ten (10) days prior written notice to Landlord by Tenant of its intention so to do, to make additions, alterations, changes or improvements in or to the Premises or any part thereof as Tenant may from time to time during the term hereof deem necessary or desirable; provided, however, that Tenant agrees not to make any additions, alterations, changes or improvements (a) in excess of Three Thousand Dollars ($3,000.00) or (b) which affect the structure, structural strength, or outward appearance of the Premises or the building, without the prior written consent of Landlord. Any additions, alterations, changes or improvements which may be made in or to the Premises by Tenant during the term hereof shall, upon completion thereof, become the property of Landlord; provided, however, Landlord may at its option, require Tenant, at Tenant's sole cost and expense, to remove any such additions, alterations, changes or improvements at the expiration or sooner termination of the term hereof, and to repair any damages to the Premises caused by such removal. Tenant hereby indemnifies Landlord against, and shall keep the Premises and Shopping Center free from, any/all mechanics liens or other such liens arising from any work performed, material furnished, or obligations incurred by Tenant in connection with the Premises or the Shopping Center. Landlord hereby reserves the right, at any time and from time to time during the term hereof, to make any additions, alterations, changes or improvements (including without limitation, building additional stories) on, in or to the building in which the Premises are contained, and to build additional structures adjoining thereto. Landlord also reserves the right to construct other buildings and improvements in the Shopping Center from time to time and at any time during the term hereof, and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings and to build adjoining same and to construct doubledeck or elevated parking facilities.

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6.03 REPAIRS BY LANDLORD.

Landlord agrees to keep in good order and repair the roof, exterior walls (exclusive of all glass, including plate glass), and water, HVAC, sewer and sprinkler systems (if any) but not fixtures pertaining to such systems. Landlord further agrees to keep clean and maintain in good repair and condition all common areas surrounding the building, including paved, lawn, and planted areas. Except as otherwise provided herein, Landlord gives to Tenant exclusive control of the Premises and shall be under no obligation to inspect said Premises. Tenant shall at once report in writing to Landlord any defective condition known to him which Landlord is required to repair, and failure to so report such defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defect.

6.04 REPAIRS BY TENANT.

Tenant shall, at his own cost and expense, keep and maintain the Premises and appurtenances thereto and every part thereof, in good order and repair except portions of the Premises to be repaired by Landlord pursuant to Section 6.03 hereof. Without limiting the foregoing, Tenant agrees to keep all fixtures pertaining to electrical and sprinkler systems (if any) in good order and repair, and Tenant shall be liable for any damage to such systems if such damage is due to negligence of Tenant. Tenant agrees to return the Premises to Landlord at the expiration or sooner termination of this lease in as good condition and repair as when first received, reasonable wear and tear and damage by fire or other insurable casualty excepted. All damage or injury to the Premises or the building, or the common areas, caused by the act or negligence of Tenant, its agents, employees, licensees, invitees or visitors, shall be promptly repaired by Tenant, at its sole cost and expense and to the satisfaction of Landlord. Landlord may make such repairs which are not promptly made by Tenant and charge Tenant for the cost thereof and Tenant hereby agrees to pay such amounts on demand as additional rent hereunder. Tenant shall have no right to make repairs at the expense of Landlord, or to deduct the cost from the rent due hereunder.

6.05 CONDITION OF PREMISES.

Tenant acknowledges that neither Landlord nor any agent or employee of Landlord has made any representation or warranty with respect to the Premises, the building or the Shopping Center or with respect to the suitability thereof for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises, the building and the Shopping Center were, at such time, in satisfactory condition and free from defects for which Landlord has responsibility.

6.06 SIDEWALKS.

Tenant shall neither encumber nor obstruct the sidewalks adjoining the Premises nor allow the same to be obstructed or encumbered in any manner. Tenant shall not place, or cause to be placed, any merchandise, vending machines or anything else on the sidewalk or exterior of the Premises without prior written consent of Landlord.


                     ARTICLE VII: UTILITIES/RUBBISH REMOVAL


7.01 UTILITIES.

Tenant shall pay the cost of water, gas, electricity, fuel, light, heat, power and all other utilities furnished to the Premises or used by Tenant in connection therewith and whether such utility costs be determined by separate metering or be billed by Landlord to Tenant as Tenant's share of the utility costs. In no event shall Landlord be liable for any interruption or failure in the supply of any such utilities to the Premises.

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7.02 RUBBISH REMOVAL.

Tenant shall keep the Premises clean, both inside and outside, at its own expense, and will remove all refuse from the Premises Tenant shall not burn any materials or rubbish of any description upon the Premises. Tenant agrees to keep all accumulated rubbish in covered containers and to have same removed regularly. In the event Tenant fails to keep the Premises and other portions heretofore described in the proper condition, Landlord may cause the same to be done for an on account of Tenant and Tenant hereby agrees to pay the expense thereof on demand as additional rent. Landlord will provide common dumpster service for the building, the cost of which is included in the minimum rent. Tenant shall not place trash and debris on the ground near its premises or near the dumpster(s) provided by the Landlord, and shall be solely responsible for removal from the shopping center property discarded items too large or bulky to fit into the dumpster(s) provided.

7.03 COMMON SERVICES.

Notwithstanding anything to the contrary set forth in Paragraphs 7.01 and 7.02above, Landlord shall pay certain common utility and service costs, including electricity for exterior lighting, water, and rubbish removal.


                         ARTICLE VIII: TENANT'S PROPERTY


8.01 TAXES ON LEASEHOLD.

Tenant shall pay prior to delinquency all taxes assessed against or levied upon the leasehold and upon fixtures, furnishings, equipment and all other personal property of any kind, owned by or placed in, upon or about the Premises by Tenant.

8.02 LOSS AND DAMAGE.

Landlord shall not be liable for any damage to property of Tenant or of others located on the Premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Premises or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature. Landlord shall not be liable for any such damage caused by other tenants or persons in the Premises, occupants of adjacent property, of the Shopping Center, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall not be liable for any latent defect in the Premises or in the building of which they form a part except for a period of one (1) year from the date Tenant takes possession of the Premises. All property of Tenant kept or stored on the Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier, unless such damage shall be caused by the willful act or gross neglect of Landlord.

8.03 NOTICE BY TENANT.

Tenant shall give immediate notice to Landlord in case of fire or accidents in the Premises and the building of which the Premises are a part, of defects therein, or in any fixtures or equipment.


                       ARTICLE IX: INSURANCE AND INDEMNITY


9.01 LIABILITY INSURANCE.

Tenant agrees during the term hereof to carry public liability insurance covering the Premises in an amount of $300,000.00 for injury or death to anyone person and$500,000.00 for injury and/or death to any number of persons in anyone accident and property damage insurance in an amount of $50,000.00 in companies satisfactory to landlord in the joint names of landlord and Tenant and to pay the premiums therefor and to deliver said policies or certificates thereof to landlord. The failure of Tenant either to affect said insurance in the names

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herein called for or to pay the premiums therefor or to deliver said policies or certificates or duplicates thereof to landlord shall permit landlord to procure said insurance and pay the requisite premiums therefor, which premiums shall be repayable to landlord with the next installment of rent. Each insurer under the policies required hereunder shall agree by endorsement on the policy issued by it or by independent instrument furnished to landlord that it will give landlord fifteen (15) days prior written notice before the policy or policies in question shall be altered or canceled.

9.02 INCREASE IN FIRE INSURANCE PREMIUM.

(a) Tenant agrees it will comply with safety guidelines established by the organization making insurance rates for the Premises, and will not keep, use or offer for sale in or upon the Premises any article which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay any increase in premiums for fire and extended coverage insurance that may be charged during the term hereof and the amount of such insurance which may be carried by landlord on the Premises or the building of which they are a part, resulting from the type of merchandise sold by Tenant in the Premises, the type of use the Premises is put by Tenant, or by any other act of omission of Tenant, whether or not landlord has consented to the same. In determining whether insurance premiums are the result of Tenant's use of the Premises, the schedule issued by the organization making insurance rates for the Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Premises.

(b) In the event Tenant's occupancy causes any increase of premium for any insurance policy on the Premises or the building or the Shopping Center or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the Premises, Tenant shall pay the additional premium on such insurance policies by reason thereof. Tenant shall also pay in any such event, as additional rent, any additional premium on the rent insurance policy which may be carried by landlord for its protection against rent loss through fire or other casualty.

(c) Anything contained in this lease to the contrary notwithstanding, should the premiums for fire and extended coverage insurance covering the Premises during any lease year exceed the amount of such premium paid by landlord during the first lease year of the term hereof, Tenant shall pay, as additional rent, that portion of such excess equal to the product obtained by multiplying such excess by a fraction, the numerator of which shall be the square foot area of the Premises, and the denominator of which shall be the square foot area of all buildings covered by such insurance policy.

9.03 PLATE GLASS.

Tenant shall replace at its sole cost and expense any and all plate and other glass damaged or broken from any cause whatsoever in and about the Premises. Tenant shall procure and maintain at its own expense, insurance covering all plate and other glass in the leased Premises for and in the name of landlord. Tenant shall deliver certificates of such insurance to landlord in accordance with Section 9.01 hereof.

9.04 INDEMNIFICATION.

Tenant will indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises, or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees or concessionaires. In case landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by landlord in enforcing the covenants and agreements in this lease.


                        ARTICLE X: DAMAGE OR DESTRUCTION


If the Premises or the building of which the same are a part are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deed of trust covering the Premises or the property of which the same are a part, the damage shall be repaired by and at the expense of Landlord to the extent of such Insurance

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proceeds available therefor, provided such repairs can, in Landlord's sole opinion, be made within sixty (60) days after the occurrence of such damage without the payment of overtime or other premiums, and until su.ch repairs are completed the rent shall be abated In proportion to the part of the Premises which is unusable by Tenant In the conduct of Its business (but there sh~1I not be abatement of rent by reason of any portion of the Premises being unusable for a period equal to one day or less). If the .damage IS ,due to the fault or neglect of the Tenant or its employees, agents or invites, there shall be no abatement of rent. If repairs. cannot, in Landlord s sole Opinion,. be ~ade within sixty (60) days, Landlord may at its option make them within a reasonable time and In such~ event this lease shall continue In effect and the rent hereunder shall be apportioned in the manner provided above. Landlord's election to make such repairs must be evidenced ?y written notice to Tenant within thirty
(30) days after the occurrence of the damage. If Landlord does not so elect to make such repairs which cannot be made within sixty (60) days, then either party may, by written notice to the other, cancel this lease as of the day of the occurrence of such damage. A total destruction of the building in which the Premises are located shall, at t.he optlon of either Landlord or Tenant, terminate this lease. Except as provided in this Article, there shall be no abatement of rent and no liability of Landlord by reason of injury to or interference with Tenant's business or property arising from the making of. any repairs,. alterations, or Improvements In or to any portion of the building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant understands and agrees that Landlord shall have no obligation to carry insurance of any kind on Tenant's merchandise, furniture .and furnishings, or on any fixtures or equipment removable by Tenant under the provisions of this lease, and that Landlord shall not be obligated to make any repairs thereto or to replace the same.


                            ARTICLE XI: CONDEMNATION


If the whole of the Premises or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, or otherwise transferred in lieu thereof, this lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. No award for any total or partial taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any or all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and removable by Tenant at the expiration of the term hereof as provided hereunder, or the interruption of or damage to Tenant's business. In the event of a partial taking which does not result in the termination of this lease, the rent shall be apportioned according to the part of the Premises remaining usable by a Tenant. In the event of such a partial taking, restoration of the Premises and abatement of rent shall take place as provided in Article X above.


                     ARTICLE XII: ASSIGNMENT AND SUBLETTING


Tenant shall not, either voluntarily or by operation of law, sell, assign, hypothecate or transfer this lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be used for any purpose other than as set forth in Article V hereof, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. Any sale, assignment, mortgage, transfer or subletting of this lease or the Premises or any part thereof which is not in compliance with the provisions of this ArticleXl1 shall be void and shall, at the option of Landlord, terminate this lease. The consent by Landlord to an assignment of subletting shall not be construed as relieving Tenant from obtaining the express written consent of Landlord to any further assignment or subletting, or as releasing Tenant from any liability or obligation hereunder whether or not then accrued.


                           ARTICLE XIII: SUBORDINATION


Forthwith upon written notice delivered by Landlord to Tenant, this lease shall be and become subject and subordinate to any and all mortgages or deeds of trust now existing, or which may hereafter be executed covering the Premises or the real property of which the same are a part, or any leasehold estates affecting the same, for the full amount of all advances made or to be made thereunder, and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; and Tenant agrees to execute, acknowledge and deliver upon request any and all documents or

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instruments requested by Landlord necessary or proper to assure the subordination of this lease to any such mortgages, deeds of trust or leasehold estates. Tenant hereby attorns and agrees to attorn to any person, firm or corporation purchasing or otherwise acquiring the Premises, at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such mortgages or deeds of trust or leasehold estate as if such a person, firm or corporation had been named as Landlord herein. Tenant agrees to execute, acknowledge and deliver in recordable form to any proposed mortgagee or purchaser, or to Landlord, or to such other person designated by Landlord, a certificate certifying (if such be the case) that this lease is in full force and effect and that there are no defenses or offsets thereto, or, if Tenant claims any defenses or offsets, stating those claimed by Tenant. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrances of all or any portion of the real property of which the Premises are a part. Tenant's delivery of such statement within five (5) days after Landlord's written request therefor shall be conclusive upon Tenant that this lease is in full force and effect without modification except as may be represented by Landlord and that there are no uncured defaults in Landlord's performance hereunder. Tenant hereby appoints Landlord the attorney-in-fact of Tenant irrevocably to execute and deliver any document or documents provided for herein for and in the name of Tenant.


                         ARTICLE XIV: DEFAULT/BANKRUPTCY


14.01 DEFAULT

If Tenant defaults (a) in the payment of rent, additional rent, or any other item to be paid by Tenant hereunder, and such default shall not have been cured within five (5) days after written notice thereof by Landlord to Tenant; or (b) in the performance of any other term, covenant, or condition of this lease, and such default shall not have been cured within twenty (20) days after written notice thereof by Landlord to Tenant; Landlord may re-enter and take possession of the Premises and remove all persons and property therefrom (as provided below), and at its option terminate this lease, and Landlord at its option shall thereupon be entitled to recover from Tenant the worth, at the time of such termination, of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the balance of the term hereof over the reasonable rental value of the Premises for the same period. If Landlord elects to re-enter and take possession of the Premises without terminating this lease, Landlord may at its sole option relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease), at such rental or rentals and upon such other terms and conditions as Landlord at its sole discretion may deem advisable with the right to make alterations and repairs to the Premises. Upon any such reletting Landlord shall receive and collect the rents therefor, applying the same first to the payment of such expenses as Landlord may have paid, assumed or incurred in recovering possession the Premises, including costs, expenses and attorneys' fees, and for placing the same in good order and condition, or repairing or altering the same for reletting and all other expenses, commissions and charges paid, assumed and incurred by Landlord in or about reletting the Premises, and then to the fulfillment of the agreements of Tenant. In any event and whether or not the Premises or any part thereof is relet, Tenant shall pay Landlord all such amounts required to be paid by Tenant up to the time of re-entry by Landlord, and thereafter Tenant shall, if required by Landlord, pay to Landlord until the end of the term of this lease the equivalent of the amount of all rent and other charges required to be paid by tenant under the terms hereof, less the avails, if any, of such reletting after payment of the expenses of Landlord as aforesaid, and the same shall be due and payable on the several rent days specified herein. Upon the happening of any of the events set forth in this
Article XIV and in addition to any other rights or remedies which Landlord may have, Landlord shall have the immediate right of re-entry and may remove all persons and property from the Premises and such property shall be removed and stored in a warehouse or elsewhere at the cost of and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

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14.02 BANKRUPTCY.

If during the term hereof Tenant, or any Guarantor of Tenant's obligations hereunder, commits or permits to be committed any act of bankruptcy or insolvency, Landlord may at its election terminate this lease by giving not less than three (3) days written notice to Tenant and, when so terminated, Landlord may re-enter the Premises and the Premises and leasehold interest created by this lease shall not be treated as an asset of Tenant's or Guarantor's estate. It is further understood and agreed that Landlord shall be entitled, upon such re-entry, notwithstanding any other provisions of this lease, to exercise such rights and remedies and to recover from Tenant or any Guarantor of Tenant as damages for loss of the bargain resulting from such breach and not as a penalty such amounts as are specified in Section 14.01hereof, unless any statute or rule or law governing a proceeding in which such damages are to be proved shall lawfully limit the amount of such claims capable of being so proved, in which case Landlord shall be entitled to recover as liquidated damages the maximum amounts which may be allowed under any such statute or rule or law.

14.03 RIGHTS AND REMEDIES.

The various rights and remedies herein granted to Landlord shall be cumulative and in addition to any others Landlord may be entitled to by Law, and the exercise of one or more rights or remedies shall not impair Landlord's right to exercise any other right to remedy.


                         ARTICLE XV: ACCESS BY LANDLORD


15.01 RIGHT OF ENTRY.

Landlord and its agents shall have the right to enter the Premises at all reasonable times during normal business hours for the purpose of examining or inspecting the same, showing the same to prospective purchasers or Tenants of Shopping Center, and making such alterations, repairs, improvements or additions to the Premises or the building of which they are a part as Landlord may deem necessary or desirable. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligations, responsibility or liability whatsoever, for the care, maintenance, or repair of the Premises or the building of which they are a part, or any ~art thereof, except as otherwise herein specifically provided. During the last three months of the term hereof, Landlord shall have the right to place upon the Premises the usual notices "To Let" or "For Sale", which notices Tenant shall permit to remain thereon without molestation.

15.02 EXCAVATION.

If any excavation shall be made upon land adjacent to the Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the Premises for the purpose of doing such work as Landlord shall deem necessary to preserve the walls of the building of which the Premises form a part from injury or damage and to support the same by proper foundations, without any claim for damage or indemnification against Landlord or diminution or abatement of rent.


                               ARTICLE XVI: SIGNS

Tenant shall conform to the specific sign guidelines established by Landlord for the building of which the premises are a part, and to the appropriate regulations of Hillsborough County. Tenant will not place or suffer to be placed or maintained on any exterior door, wall or window of the Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord's prior written approval and consent in each instance. Tenant further agrees to maintain any such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved, in good condition at all times.

                         ARTICLE XVII: SALE BY LANDLORD


In the event of any transfer or transfers of Landlord's interest in the Premises, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord occurring from and after the date of such transfer; provided, however, that any funds in the hands of Landlord at the time of such transfer in which Tenant has an interest shall be turned over to grantee and any amounts then due and payable to Tenant by Landlord under any provisions of this lease shall be paid to Tenant, it being intended hereby that the covenants and obligations contained in this lease on the part of Landlord shall, subject as aforesaid, be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership. Tenant agrees to look solely to Landlord's estate and property in the Shopping Center (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment or other judicial process requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of the Premises.


                      ARTICLE XVIII: SURRENDER OF PREMISES


At the termination of this lease, Tenant shall surrender the Premises to Landlord in as good condition and repair as reasonable and proper use thereof will permit. If not then in default, Tenant shall have the right at the end of the term hereof to remove any equipment, furniture, trade fixtures or other personal property placed in the Premises by Tenant, provided that Tenant promptly repairs any damage to the Premises caused by such removal.

                              ARTICLE XIX: NOTICES


Any notice required or permitted to be given hereunder, shall be in writing and may be given by personal delivery or by mail, and if given by mail, shall be deemed sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested, addressed to Tenant or to Landlord at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Tenant's taken possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices required or permitted to be given to Landlord shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.


                        ARTICLE XX: INABILITY TO PERFORM


This lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord Is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike or other labor troubles, civil commotion, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, acts of God or by any other cause beyond the control of Landlord. If Landlord is unable to give possession of the Premises to Tenant as provided for under Section 1.01 hereof within 30 days from the date of execution hereof, this lease shall, at the option of either Landlord or Tenant, terminate, and the parties, by reason thereof shall not be subject to any liability thereof, except that Landlord shall return to Tenant all monies which Landlord has theretofore received from Tenant.

                      ARTICLE XXI: WAIVERS OF SUBROGATION


Each of the parties hereto waives any and all rights of recovery against the other or against any other tenant or occupant of the building or the Shopping Center, or against the officers, employees, agents, representatives, invitees, customers and business visitors of such other party or of such other tenant or occupant of the building or the Shopping Center, for loss of or damage to such waiving party or its property or the property of others under its control arising from any cause insured against under the standard form of fire insurance policy with all permissible extensions and endorsements covering additional perils or under any other policy of insurance carried by such waiving party in lieu thereof. Such waivers shall be effective only so long as the same is permitted by each party's insurance carrier without the payment of additional premium.


                       ARTICLE XXII: RULES AND REGULATIONS


Tenant shall observe faithfully and comply strictly with the Rules and Regulations as Landlord may from time to time reasonably adopt for the safety, care and cleanliness of the Shopping Center for the preservation of good order therein, including without limitation regulations designating employee parking. Landlord shall not be liable to Tenant for any violation of the Rules and Regulations, or for the breach of any covenant or condition in any lease, by any other tenant in the building or the Shopping Center.


                          ARTICLE XXIII: MISCELLANEOUS


23.01 ATTORNEYS' FEES.

In the event of any litigation between Tenant and Landlord to enforce any provision of this lease or any right of either party hereto, the unsuccessful party to such litigation shall pay to the successful party all costs and expenses, including reasonable attorneys' fees, incurred therein. Moreover, if either party hereto without fault is made a party to any litigation instituted by or against any other party to this lease, such other party shall indemnify Landlord or Tenant, as the case may be, against and save it harmless from all costs and expenses, including reasonable attorneys' fees, incurred in connection therewith.

23.02 TIME OF ESSENCE.

Each of Tenant's covenants herein is a condition and time is of the essence with respect to the performance of every provision of this lease and the strict performance of each shall be a condition precedent to Tenant's rights to remain in possession of the Premises or to have this lease continue in effect.

23.03 HOLDING OVER.

Should Tenant, with Landlord's written consent, hold over after the termination of this lease, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this lease. During such holding over Tenant shall pay at the highest monthly rate provided such herein.

23.04 PARTIAL INVALIDITY.

Any provision of this lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

23.05 BROKERS.

Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiations of this lease except as listed below, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with the lease, and Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims for any such commissions, except as follows: N/A

23.06 WAIVER.

No waiver by Landlord of any provision of this lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act consented to or approved. No act or thing done by Landlord or by Landlord's agents during the term of this lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's agent shall have any power to accept the keys to the Premises prior to the termination of this lease and the delivery of the keys to any such employee shall not operate as a termination of the lease or surrender of the Premises.

23.07 SUCCESSORS AND ASSIGNS.

Except as otherwise provided in this lease, all of the covenants, conditions and provisions of this lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, administrators, successors and assigns.

23.08 HEADINGS/LANDLORD AND TENANT.

The article and section captions contained in this lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders and, if there be more than one Tenant, the obligations herein imposed upon Tenant shall be joint and several.

23.09 NO ESTATE BY TENANT.

This lease shall create the relationship Lessor and Lessee between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in
Article XII hereof.

23.10 ENTIRE AGREEMENT.

This lease constitutes the entire agreement between the parties heretowith respect to the subject matter hereof, and no prior agreement or understanding with regard to any such matter shall be effective for any purpose. No provision:>n of this lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

23.11 GOVERNMENTAL ORDERS.

Should there be a conflict in anything set forth in this paragraph with terms set forth elsewhere in this lease agreement, the following shall apply.

(a) Tenant agrees, at his own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of the Demised Premises. Landlord agrees to promptly comply with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rental, then Landlord or Tenant who is obligated to comply with such requirements is privileged to terminate this Lease by giving written notice of termination to the other party, by registered or certified mail, which termination shall become effective thirty (30) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirements by party giving such notice, unless party receiving such notice of termination shall, before termination becomes effective, pay to party giving notice all cost of compliance in excess of one year's rental, or secure payment of said sum in manner satisfactory to party giving notice.

(b) Without limiting the general obligation of Tenant under the foregoing to comply, at Tenant's sole expense and as to Tenant's use of the Premises, with all statutes, regulations, rules, ordinances and orders of any governmental body, department or agency, Tenant shall, at Tenant's sole cost and expense but subject to landlord's prior written approval, make each and every alteration or addition to the Premises required to bring the Premises into compliance with the requirements imposed by the Americans With Disabilities Act, 42 U.S.C. SS12101 et seq., and any regulations promulgated pursuant thereto (collectively, the "ADA Requirements"), effective from time to time during the lease Term, if (a) the necessity for such alteration or addition arises as a result of (1) any alteration or addition by Tenant, or (2) any violation by Tenant of any ADA

Requirements, or (3) a special use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant (including, without limitation, use as a facility that constitutes or, if open to the public generally, would constitute, a "place of public accommodation" under the ADA Requirements), or (4) the special needs of any employee or employees of Tenant or any assignee or subtenant of Tenant; or (b) the ADA Requirements would otherwise make Tenant, rather than Landlord, primarily responsible for making such alteration or addition. Further, Tenant shall indemnify and hold harmless Landlord from and against the cost and expense of any such alteration or addition.

23.12 RIDER.

A rider consisting of N/A pages, with sections numbered consecutively N/A through N/A is attached hereto and made a part hereof.


IN WITNESS WHEREOF, the parties have signed and sealed this lease as of the day and year first above written.



TAMPA ASSOCIATES, A Georgia Partnership               RESOLVE STAFFING, INC :
---------------------------------------               ------------------------



/S/ L. F. Hollingsworth                                /S/ R. Gale Porter
---------------------------------                     --------------------------
L.F. Hollingsworth. Partner                           R. Gale Porter, President



"LANDLORD", whose address is:                        "TENANT", whose address is:

5660 PEACHTREE INDUSTRIAL BOULEVARD                   105 North Falkenburg Rd.
Norcross, GA 30071                                    Suite B
                                                      Tampa, Fl 33619

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